EXHIBIT 99.3

                              LETTER OF ACCEPTANCE
                        To Tender Shares of Common Stock
                                       of
                           EMERGING GAMMA CORPORATION
                                       at
                                $12.50 Per Share
              Pursuant to the Tender Offer Dated September 16, 2002
                                       by
                          DELTA GAMMA ACQUISITION, LLC

--------------------------------------------------------------------------------
                    THE TENDER OFFER WILL EXPIRE AT 5:00 P.M.
      CENTRAL TIME, ON OCTOBER 8, 2002, UNLESS THE TENDER OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------
                       To: Jerry W. Jarrell, Escrow Agent
                            By Mail or Hand Delivery:
                                Jerry W. Jarrell
                               17571 Red Oak Drive
                            Houston, Texas 77090-1247
                            Telephone: (281) 537-9602
                             Fax No: (281) 397-6319

Delivery of this Letter of Acceptance to an address other than as set forth above does not constitute a valid delivery.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     This Letter of Acceptance is to be completed by shareholders who choose to accept the Tender Offer and returned to the Escrow Agent together with certificates evidencing tendered shares of Common Stock (the "Shares). Shareholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other documents required hereby to the Escrow Agent so that they are received prior to the Expiration Date must tender their Shares according to the guaranteed delivery procedures described below. See Instruction 2 of this Letter of Acceptance. Delivery of documents to the Purchaser (as defined below) does not constitute a delivery to the Escrow Agent.

--------------------------------------------------------------------------------
(Shareholder name and address to go here, have labels to use)









Total  number of shares  owned as of August 30,  2002 -----  Check here if share
certificate is lost                                                         |_|

You have three choices under the terms of the Tender Offer.

1. You may elect to stand pat and not tender any of your shares. If so it is not necessary to complete this form or take any action.

2. You may tender a portion of your shares. If you elect to tender, please check which option you choose.

     |_|  80% of your shares or ----- shares at $12.50 per share or $-------.

     |_|  40% of your shares or ----- shares at $12.50 per share or $-------
--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                             SHAREHOLDER'S AGREEMENT

Escrow Agent:

     The undersigned hereby tenders to Delta Gamma Acquisition LLC, a Texas limited liability company (the "Purchaser"), the above-described shares of Common Stock, $1.00 par value (the "Shares"), of Emerging Delta Corporation, a Delaware corporation (the "Company"), in each case at $12.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Tender Offer dated September 16, 2002 (the "Tender Offer"), receipt of which is hereby acknowledged, and in this Letter of Acceptance.

     Accordingly, the undersigned hereby deposits with you the above-described certificates representing the Shares. Upon the terms and subject to the conditions of the Tender Offer, and subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith in accordance with the terms of the Tender Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all Shares tendered hereby and hereby irrevocably constitutes and appoints the Escrow Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or to transfer ownership of such Shares together with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares for cancellation and transfer on the Company's books, and (c) receive all benefits (including all dividends or distributions resulting from any stock split, combination or exchange of Shares) and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Tender Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim. Upon request, the undersigned will execute and deliver any additional documents deemed by the Escrow Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned hereby irrevocably appoints Jerry Jarrell and Allen Campbell and each of them, and any other designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to all the Shares tendered hereby and accepted for payment by the Purchaser. The appointment is effective when, and only to the extent that, the Purchaser accepts such Shares for payment as provided in the Tender Offer. This power of attorney and proxy is irrevocable and coupled with an interest and is granted in consideration of the acceptance for payment of such Shares. Upon such appointment, all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares will be, without further action, revoked, and no subsequent powers of attorney or proxies may be given with respect thereto by the undersigned or subsequent written consents executed (and, if given or executed, will be deemed ineffective). The undersigned understands that the Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting or other rights of a record and beneficial holder, including rights to execute a written consent with respect to such Shares.

     The undersigned understands that the valid tender of Shares pursuant to the procedures described in the Tender Offer and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Tender Offer, including the tendering shareholder's representation and warranty that such shareholder owns the Shares tendered.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy and legal representatives, successors and assigns of the undersigned. Except as stated in the Tender Offer, this tender is irrevocable.

     Unless otherwise indicated under "Special Payment Instructions," below, please issue the check for the purchase price of any Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing on the cover page of this Letter of Acceptance. Similarly, unless otherwise indicated under "Special Delivery Instructions," below, please mail the check for the purchase price for any Shares purchased and return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing on the cover page of this Letter of Acceptance. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligations, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.


------------------------------------------------------------ ---------------------------------------------------------
               SPECIAL PAYMENT INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 1, 5, 6 and 7)                            (See Instructions 1, 5, 6 and 7)

To  be  completed  ONLY  if  certificates  for  Shares  not  To be  completed  ONLY if  certificates  for  Shares not tendered or not accepted  for payment  and/or the check for  tendered or not  accepted  for payment  and/or the check the purchase  price of the Shares  accepted for payment are  for  the  purchase  price  of the  Shares  accepted  for to be  issued  in the  name of and  sent to  someone  other  payment,  issued in the name of the undersigned,  are to
than the undersigned.                                        be sent to someone other than the  undersigned or to the
                                                             undersigned at an address other than that shown above.
Issue:   |_|  Check      |_|  Certificate(s) to:
                                                             Mail:   |_|  Check      |_|  Certificate(s) to:
Name:____________________________________________
                      (Please Print)                         Name:____________________________________________
                                                                                  (Please Print)
Address: ________________________________________
_________________________________________________           Address: __________________________________________
_________________________________________________                    __________________________________________
                    (Include Zip Code)                               __________________________________________
                                                                                (Include Zip Code)
_________________________________________________
        (Tax Identification or Social Security No.)         ___________________________________________________
                                                                   (Tax Identification or Social Security No.)

------------------------------------------------------------ ---------------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
                       (Also Complete Substitute Form W-9)


________________________________________________________________________________
                        (Signature (s) of Shareholder(s)


________________________________________________________________________________
                        (Signature (s) of Shareholder(s)

Dated:__________________________________________________________________________
(Must be signed by registered holder(s) exactly as name(s) appear on stock certificate(s) for the Shares or by person(s) authorized to become registered holder (s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, trustee, executor, administrator, guardian, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. For information concerning signature guarantees see Instruction 1.)

Name (s):_______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (Full Title):__________________________________________________________
                               (See Instructions)

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Employer Identification or Social Security Number:______________________________


                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

Authorized Signature:___________________________________________________________
Name:___________________________________________________________________________
Title:__________________________________________________________________________
Name of Firm:___________________________________________________________________
Address:________________________________________________________________________
                               (Include Zip Code)
Area Code and Telephone No.:____________________________________________________
Dated:__________________________________________________________________________
--------------------------------------------------------------------------------

                   PAYER'S NAME: DELTA GAMMA ACQUISITION, LLC


SUBSTITUTE
FORM W-9                        Part 1 PLEASE  PROVIDE YOUR TIN IN   TIN___________________________
Department of the Treasury      THE BOX AT RIGHT AND  CERTIFY BY             Social Security Number
Internal Revenue Service        SIGNING  AND DATING BELOW.                        or Employer
                                                                             Identification Number


Payer's Request for Taxpayer
Identification Number ("TIN")

                                 CERTIFICATION - UNDER  PENALTIES OF PERJURY,  I CERTIFY THAT (1)
                                 the   number   shown  on  this  form  is  my   correct   taxpayer
                                 identification  number (or a TIN has not been  issued to me but I have  mailed or  delivered  an  application  to  receive a TIN or intend  to do so in the near  future),  (2) I am not  subject  to backup withholding either because I have not been notified by the
                                 Internal  Revenue Service (the 'IRS") that I am subject to backup withholding  as a result of a failure to report all  interest  or dividends or the IRS has notified me that I am no longer  subject to backup withholding,  and (3) all other information provided on
                                 this form is true, correct and complete.                                   Part 2

                                 NAME:------------------------------------------------------------      Awaiting TIN [ ]
                                                            (Please Print)

                                ADDRESS:----------------------------------------------------------

                                ------------------------------------------------------------------
                                                          (Include Zip Code)

                                SIGNATURE:--------------------------------------------------------

                                DATE:-------------------------------------------------------------




You must  cross out item (2) above if you have been  notified  by the IRS that you are  currently  subject  to backup withholding  because of  underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding


NOTE:FAILURE TO COMPLETE  AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
     OF 20% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
              CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide a properly certified taxpayer identification number to the Escrow Agent will be subject to a 20% backup withholding tax.


----------------------------------------------  -------------------------------
Signature                                       Date

                                  INSTRUCTIONS

     1. Guarantee of Signatures. No signature guarantee is required (i) if this Letter of Acceptance is signed by the registered holder(s) of Shares tendered herewith who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Acceptance or (ii) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF ACCEPTANCE OR FACSIMILE HEREOF MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 5.

     2. Delivery of Letter of Acceptance and Certificates; Guaranteed Delivery Procedures. This Letter of Acceptance is to be used if certificates are to be forwarded herewith. For a shareholder to tender Shares validly, a Letter of Acceptance, properly completed and duly executed, with any required signature guarantees and all other documents required by this Letter of Acceptance, and certificates for all tendered Shares, must be transmitted to and received by the Escrow Agent at the address set forth herein on or prior to the Expiration Date.

     Tenders of Shares pursuant to the procedures described in the Tender Offer and in the instructions hereto will constitute a binding agreement between the shareholder and the Purchaser upon the terms and subject to the conditions of the Tender Offer.

     No alternative, conditional or contingent tenders will be accepted and no fractions of Shares will be purchased. All tendering shareholders, by execution of this Letter of Acceptance, waive any right to receive any notice of the acceptance of their Shares for payment.

     The method of delivery of this Letter of Acceptance, certificates for the Shares, and other documents, is at the option and risk of the tendering shareholder. Except as otherwise provided in these Instructions, the delivery of any document will be deemed made only when actually received by the Escrow Agent. If sent by mail, registered mail with return receipt requested, property insured, is recommended.

     3. Completion of Acceptance Box. If you elect not to tender any shares, it is not necessary to complete this form or take any other action. If you elect to tender shares you have two choices, to tender 80% of your shares or 40% of your shares. Please check the appropriate box on the front page of this Letter of Acceptance reflecting your choice. Forty percent (40%) of all Shares represented by certificates delivered to the Escrow Agent will be deemed to have been tendered unless otherwise indicated in the appropriate box on this Letter of Acceptance.

     4. Return of Shares. Shareholders accepting to tender either 80% or 40% of their shares should mail share certificates along with this Letter of Acceptance. A new certificate for the remainder of the Shares evidenced by the shareholder's old certificate(s) will be sent to the shareholder, unless otherwise specified in the "Special Payment Instruction" or "Special Delivery Instructions" boxes on this Letter of Acceptance, as soon as practicable after the Expiration Date.

     5. Signatures on Letter of Acceptance, Stock Powers and Endorsements.

     (a) If this Letter of Acceptance is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate)s) without any change whatsoever.

     (b) If the Shares tendered are held of record by two or more joint holders, all such holders must sign this Letter of Acceptance.

     (c) If any Shares tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Acceptance as there are different registrations of certificates.

     (d) If this Letter of Acceptance is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificate(s) or separate stock powers are required. If, however, payment is to be made or the certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s), then the certificates transmitted hereby must be endorsed or accompanied by appropriate stock powers in either case signed
exactly  as  the  name(s)  of  the   registered   holder(s)   appear(s)  on  the
certificates. Signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

     (e) If this Letter of Acceptance is signed by a person other than the registered holder(s) of the certificates tendered, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificate(s) or stock power(s) required by Instruction 1 above must be guaranteed by an Eligible Institution.

     (f) If this Letter of Acceptance or any certificates or stock powers are signed by officers of a corporation, trustees, executors, administrators, guardians, attorneys-in-fact or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Purchaser of their authority so to act.

     6. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued, or any certificates for Shares not tendered or not accepted for payment are to be returned, to a person other than the person(s) signing this Letter of Acceptance of if the check or any certificates for Shares not tendered or not accepted for payment are to be mailed to someone other than the person(s) signing this Letter of Acceptance, or to the person(s) signing this Letter of Acceptance at an address other than that shown above, the appropriate boxes on this Letter of Acceptance should be completed.

     7. Stock Transfer Taxes. The Purchaser will pay all stock transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Tender Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Tender Offer) if Shares not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), of if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Acceptance, the amount of any stock transfer taxes (whether imposed on the registered holders or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     8. Irregularities. All questions as to the validity, form, eligibility (including timeliness of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of any Shares determined by it to be not in appropriate form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. The Purchaser's interpretation of the terms and conditions of the Tender Offer (including these Instructions) shall be final and binding on all parties. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. Neither the Purchaser, the Escrow Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders, or incur any liability for failure to give such notification.

     9. Substitute Form W-9; 20% Backup Withholding. Under federal tax law, each tendering shareholder is required, unless an exemption applies, to provide the Escrow Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Acceptance and to certify, under penalty of perjury, that such TIN is correct. If the correct TIN is not provided, a penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Shares may be subject to backup withholding of 20%. The shareholder must also certify that (a) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends, or (b) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained form the Internal Revenue Service.

     The TIN that must be provided, is that of the registered holder(s) of the Shares or of the last transferee appearing on the transfer attached to, or endorsed on the Shares (or, if the check is to be made payable to another person as provided in Instruction 6, then of such person). The TIN for an individual is his social security number. The box in Part 2 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the person surrendering the Shares must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked (and the certificate of Awaiting Taxpayer Identification Number is completed), the Escrow Agent will withhold 20% on all payments, if any, of the purchase price until a properly certified TIN is provided to the Escrow Agent.

     Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these federal income tax backup withholding and reporting requirements. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalties of perjury, certifying to such individual's foreign status. A shareholder should consult his tax advisor about his qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     10. Lost Certificates. A shareholder who elects to accept the Tender Offer and who has lost or misplaced his share certificate will need to check the appropriate box on page 1 of the applicable Letter of Acceptance and otherwise fully complete and deliver such Letter of Acceptance to the Escrow Agent. A shareholder who checks the lost certificate box will be contacted by the Stock Transfer Agent for the Emerging Companies and asked to complete further documentation before a new certificate can be issued. A shareholder who has lost his certificate but who timely returns his Letters of Acceptance will be deemed to have accepted the Tender Offer once all Stock Transfer Agent documentation regarding the lost certificate has been completed.

     11. Waiver of Conditions. The Purchaser expressly reserves the absolute right in its sole discretion to waive any of the specified conditions of the Tender Offer in the case of any Shares tendered.

     12. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Tender Offer, the Letter of Acceptance, and the Notice of Guaranteed Delivery may be directed to the Escrow Agent at the address set forth below or to the holder's broker, dealer, commercial bank or trust company.

     IMPORTANT: This Letter of Acceptance or (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Escrow Agent on or prior to the Expiration Date.

                    the Escrow Agent for the Tender Offer is:

                                Jerry W. Jarrell
                               17571 Red Oak Drive
                            Houston, Texas 77090-1247
                            Telephone: (281) 537-9602
                             Fax No. (281) 397-6319